UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2026, Datavault AI Inc. (the “Company”) entered into a non-binding (except for certain provisions thereof) term sheet with Helmex Global LLP (the “Term Sheet”) relating to a potential $2.0 billion structured financing transaction (the “Transaction”) with Helmex Financial LLP and/or Helmex Global LLP and/or one or more of their respective affiliates (together, the “Counterparty”) anticipated to operate through an institutional investment fund and be structured across four successive tranches of up to $500 million in value for each tranche.

The Company has a binding obligation under the Term Sheet to make a non-refundable payment to the Counterparty in the amount of $25.0 million no later than June 4, 2026, which is to be used by the Counterparty to fund administrative, operational, and structuring-related costs and expenses in connection with the first tranche of the Transaction. The Term Sheet contemplates that the Company will pay an additional transaction fee of $25.0 million in administrative, operational, and structuring-related costs and expenses for each additional tranche.

The Term Sheet contemplates a potential $2.0 billion structured financing transaction, pursuant to which the Company may issue shares of its capital stock at a purchase price of $1.55 to $2.00 per share to the Counterparty, in exchange for preferred units in an investment vehicle valued at approximately $2.0 billion (the “investment vehicle”).  The Term Sheet also contemplates that upon the closing of each tranche, the Counterparty would be entitled to nominate one additional director to the Company’s Board of Directors (the “Board”).

Consummation of the Transaction is subject to, among other things: (i) completion of due diligence satisfactory to the Company and the Counterparty; (ii) negotiation and execution of definitive agreements; (iii) approval by the Company’s stockholders; (iv) receipt of applicable regulatory approvals, including antitrust clearance and any required clearance from the Committee on Foreign Investment in the United States (“CFIUS”); (v) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock, if required; (vi) receipt by the Board of a fairness opinion with respect to the Transaction; (vii) payment of the applicable transaction fees; and (viii) the completion and acceptance of the independent valuation of the preferred units.

The Term Sheet is non-binding except with respect to certain limited provisions, including the fee obligation described above, and may be terminated by either party at any time, subject to such binding provisions. There can be no assurance that definitive agreements will be executed or that the Transaction will be consummated on the terms described herein or at all.

The foregoing summary of the Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by reference, to the full text of the Term Sheet, a copy of which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026 or an amendment to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On June 1, 2026, the Company issued a press release announcing the execution of the Term Sheet and the proposed terms and conditions of the Transaction described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by Datavault, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements regarding the completion of the Transaction, the satisfaction of customary closing conditions related to the Transaction, the acquisition of preferred units in the investment vehicle and the potential establishment of a collateral base and related secured borrowing facility. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation: failure to negotiate and execute definitive agreements on terms acceptable to the parties, or at all; failure to complete due diligence, including review of the investment vehicle and its underlying portfolio, to the satisfaction of the Company; failure to obtain required regulatory approvals, including applicable antitrust clearance and any required CFIUS clearance, or the imposition of adverse conditions in connection therewith; failure to obtain the required approval of the Company’s stockholders; failure to obtain required consents or waivers under the Company’s existing agreements and debt instruments, including in respect of change of control provisions; failure to obtain a secured borrowing facility on acceptable terms or at all, including the risk that lenders do not accept the investment vehicle interests as eligible collateral; decline in the value of the investment vehicle interests or the underlying portfolio, including as a result of credit deterioration, rising interest rates, or illiquidity; uncertainty regarding the accounting treatment of the Transaction; risks related to the Investment Company Act of 1940, as amended; the non-binding nature of certain provisions of the Term Sheet, including the right of either party to terminate discussions at any time prior to execution of definitive agreements, with the potential complete loss of the non-refundable $25.0 million payment to be made by the Company for structuring and other expenses of the Counterparty; delays in the execution of definitive agreements, completion of due diligence, receipt of required approvals, or satisfaction of closing conditions; the potential dilutive effect on existing stockholders of the proposed issuance of shares representing more than 50% of the Company’s current outstanding voting capital stock; risks related to the change of control of the Company that would result from the Transaction; risks related to the tax treatment of the Transaction; risks related to the Company’s ability to achieve or maintain market leadership in the tokenization sector; changes in market demand for the Company’s services and products; changes in economic, market, or regulatory conditions; risks related to evolving regulatory frameworks applicable to tokenized assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 1, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer